Exhibit 10.15.1

CONFIDENTIAL TREATMENT

Agreement Number 000 1641-1

Amendment #1 to the License Agreement No. 000 1641

between Tele Atlas North America, Inc. and TeleNav, Inc.

This is the first Amendment (“Amendment #1”) to the License Agreement No. 000 1641, dated July 1, 2009, (the “Agreement”) between Tele Atlas North America, Inc. (“TANA”) and TeleNav, Inc. (“Licensee”) (collectively, the “Parties”).

WHEREAS, the Parties have entered into the Agreement for TANA’s data, and

WHEREAS, the Parties wish to amend such Agreement,

NOW, THEREFORE, in consideration of the mutual undertakings and agreements hereinafter set forth, the Parties agree to amend the Agreement as follows:

1.

The Tele Atlas® ConnectPlus™ Chile Licensed Tele Atlas Product shall be added to Schedule A, Section 1 and Schedule G, subsections Value Added Product C, Value Added Product E and Value Added Product G. The Tele Atlas® ConnectPlus™ Chile Licensed Tele Atlas Product shall be made available to Licensee upon commercial release.

2.	Schedule B, Value Added Products shall be amended to include the following:

Licensee’s license to Value Added Product A5 shall continue for a period of [*****] from the Effective Date for Value Added Product A5, unless terminated earlier.

Function:

Value Added Product A5

The Value Added Product A5 is an application that is programmed for a multifunction device (e.g. mobile phone, smart phone, PC, laptop, game consoles or PDA) which may utilize multiple Sensors, which is running the [*****] operating system and not another operating system, and whose primary purpose is not Map Display, Routing or Turn by Turn Navigation. The multi-function device (or a removable cradle designed to hold the device) can be used to provide and/or produce locational and directional information such as, but not limited to Location, Directions or Map Display. In such systems, the Licensed Tele Atlas Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. Value Added Product A5 will not be programmed to utilize any Sensors that are physically installed in a vehicle or directly interacting with the in-vehicle electronics. For the purpose of improving functionality, a limited map data set needed to provide a functional session may reside on a multifunction device. Should the subscription or evaluation be terminated or payment lapse, access to any map data stored on the device would be terminated. In all instances, Transactions will be counted for both on-board and off-board usage. Updates, corrections or enhancements to the Value Added Product A5 in the device may be accomplished by accessing a remote version of the Value Added Product A5 such as a wired or wireless communications to the device. Any map data update either through media, wired or wireless means to the device would result in an additional charge as detailed below unless covered in the subscription fee. In every case the use of the Value Added Product A5 must be tracked on a single device basis with device-identification security and server based activation processes which routinely (at least monthly) verify and record each device authorization in order to prevent use on multiple devices without authorization and payment for each device. The multi-function device can be used to generate a text message that includes an address and link to either the Value Added Product A5 or an internet web site. Should the internet be used to interpret the address then this will be counted as a Transaction as referenced in Value Added Product G.

Extended features:

* Use of Licensed Tele Atlas Products road attributes to give detailed lane guidance and intersection view

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA	TeleNav License Agreement, Amendment #1, 2/2010, pg. 1	Licensee
CA_0000608_2	TANA CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number 000 1641-1

* Use of Licensed Tele Atlas Products lane information for display of HOV lane guidance and display

* Use of Licensed Tele Atlas Products legal posted speed limit information for display purposes and driver warning notification.

* Tele Atlas® Address Points North America – coverage for the United States and Canada

Permitted Purpose:

The Value Added Product A5 is an application that is programmed for a multifunction device running the [*****] Operating system.

3.	Schedule D, License Period, shall be amended to include the following:

License Period:	[*****] for Value Added Product A5

Effective Date:	March 1, 2010 for Value Added Product A5

Expiration date of initial term:	[*****] for Value Added Product A5.

4.	Schedule G, Royalty Rate, subsection Revenue Volume Incentive, shall be amended to include the following:

The Revenue Volume Incentive discount is not cumulative and shall not affect previous levels of royalties paid to Tele Atlas, royalties for Value Added Product A5, nor shall it affect the Minimum Guarantee due Tele Atlas.

5.	Schedule G, Royalty Rate, subsection Marketing Development Fund, shall be amended to include the following:

Subscribers under Value Added Product [*****] pricing shall not be included in the MDF.

6.	Schedule G, Royalty Rate, shall be amended to include the following:

Value Added Product A5

Value Added Product A5 shall be comprised of the following Licensed Tele Atlas Products:

Tele Atlas® MultiNet® North America, coverage for the United States and Canada

Tele Atlas® Address Points North America, coverage for the United States and Canada.

Tele Atlas® Brand Icons, coverage as outlined in the product release notes.

So long as Licensee provides Value Added Product A5 as a [*****] service, Licensee shall pay to Tele Atlas the following:

Value Added Product A5 Commercial Launch Year	Gross Revenue Share %	[*****] Fee per Active Monthly User
One	[*****]	[*****]
Two	[*****]	[*****]
Three	[*****]	[*****]
Four	[*****]	[*****]

For the [*****] commercial launch year of this Value Added Product A5 only, Licensee will pay Tele Atlas the [*****] of the amounts shown in the row for commercial launch Year One above. Thereafter, should the Gross Revenue share paid to Tele Atlas not exceed [*****] per Active Monthly User, measured on a quarterly basis and starting from [*****] after commercial launch of Value Added Product A5, Tele Atlas will have the right to ask

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA	TeleNav License Agreement, Amendment #1, 2/2010, pg. 2	Licensee
CA_0000608_2	TANA CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number 000 1641-1

Licensee to re-negotiate the Value Added Product A5 fees. If the parties cannot come to an agreement on such fees within sixty (60) days of the renegotiation request, the standard pricing for Value Added Product A1 will apply to Value Added Product A5 at the end of such sixty (60) day period.

Licensee shall notify Tele Atlas in writing within thirty (30) days prior to the commercial launch of Value Added Product A5.

“Gross Revenue” is defined as any revenue derived from Value Added Product A5, including, but not limited to advertising revenue, revenue from mobile commerce, or any other revenue from products or services received in connection with Value Added Product A5 sources received by Licensee in conjunction with Value Added Product A5 - before paying any direct costs. Gross Revenue shall not include any development costs of Licensee reimbursed by its customers.

If Licensee [*****] for Value Added Product A5, standard pricing for Value Added Product A1 will apply.

7.	Annex IV, Additional Licensed Tele Atlas Product Provisions and Details, shall be amended to include the following:

“Tele Atlas® Logistics: As of the Effective Date, the copyright notice is: “© 2006 – 200_ Tele Atlas. Truck Attribute Data © 2004 — <current year> ProMiles Software Development Corporation. All Rights reserved. The use of this material is subject to the terms of a License Agreement. You will be held liable for any unauthorized copying or disclosure of this material.”

8.	Annex III, Third Party Restrictions, and Annex IV, Additional Licensed Tele Atlas Product Provisions and Details, with respect to infoUSA terms and conditions only, shall be deleted and replaced with the revised and replaced terms and conditions for Infogroup only, as attached hereto.

9.	Except as otherwise amended herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict in terms, this Amendment #1 shall take precedence over the Agreement and any previous amendment(s).

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #1 to be effective, valid and binding upon the Parties as of 3/1/2010 (the “Effective Date of Amendment #1”).

Tele Atlas North America, Inc.		TeleNav, Inc.
a California corporation		a Delaware corporation
11 Lafayette Street		1130 Kifer Road
Lebanon, NH 03766-1445		Sunnyvale, CA 94086

By:	/s/ Maarten van Gool	By:	/s/ Douglas Miller
Name:	Maarten van Gool	Name:	Douglas Miller
Title:	CFO	Title:	C.F.O.
Date:	18.2.2010	Date:	18 Feb 2010

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA	TeleNav License Agreement, Amendment #1, 2/2010, pg. 3	Licensee
CA_0000608_2	TANA CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number 000 1641-1

Annex III

THIRD PARTY RESTRICTIONS

E. Additional provisions for Tele Atlas® Points of Interest (the “POIs”). With respect to the POI Licensed Products:

End User specifically agrees that it shall not:

(a) except as otherwise specifically set forth herein, license or otherwise provide the POI Licensed Products to any third party for the purposes of resale, sublicensing, redistribution or for the purpose of compiling, enhancing, verifying, supplementing, adding to or deleting from any mailing list, geographic or trade directories, business directories, classified directories, classified advertising which is sold, rented, published, furnished or in any manner provided to a third party;

(b) make the POI Licensed Products available in an on-line environment unless properly secured and/or encrypted to prevent unauthorized access to the POI Licensed Products; and

(c) use the POI Licensed Products, either in whole or in part, as a factor in (i) establishing an individual’s eligibility for credit or insurance; (ii) connection with underwriting individual insurance; (iii) evaluating an individual for employment or promotions, reassignment or retention as an employee; (iv) in connection with a determination of an individual’s eligibility for a license or other benefit granted by a governmental authority; or (v) for soliciting survivors of deceased persons.

(d) create mailing or telemarketing lists unless authorized in this Agreement.

(e) End User will house the POI Licensed Products on the Internet behind firewalls and will implement a system of controls that will (i) protect the integrity of the POI Licensed Products; (ii) control access to the POI Licensed Products and (iii) prevent unauthorized usage or copying of the POI Licensed Products.

(f) End User shall display the POI Licensed Product copyright notice at all times in conjunction with the Tele Atlas copyright notice. As of the Effective Date of this Agreement, the copyright notice for the POI Licensed Product is:

Following restrictions will apply to usage of the POI Licensed Products for Internet Applications:

“Internet” means a free to consumer delivery of transactions, and shall be comprised of (a) electronic map images including, but not limited to, jpeg, gif, tif, pdf, bit-mapped or raster images; (b) any Geocoded addresses displayed as icons on the Map Display; and (c) Route information between addresses provided to End Users as text Directions and/or highlighted on the Map Display combined with third party business listings marketed by Licensee on the Internet. The Internet cannot be used with a Sensor, as a Navigation System, as a commercial application, or as an In-Vehicle Component.

(i)	Search by business name or single category in a geography (city, state or zip)

(ii)	No [*****] search permitted

(iii)	No [*****] category search permitted

(iv)	No more than [*****] results per page

(v)	No more than [*****] pages per search

(vi)	Infogroup logo (no text attribution) to be displayed on all pages, except as detailed in Article 10.2

(vii)	ZIP codes may be displayed only [*****] at a time

(viii)	Following information may be displayed to End Users on public website

(a)	Business Name

(b)	Address

(c)	Phone number

(d)	Contact Name (in case of professionals)

(e)	Except as reasonably necessary, cuisine information (no category information to be displayed)

(ix)	End Users with more than [*****] views per month are to be authorized by Infogroup.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA	TeleNav License Agreement, Amendment #1, 2/2010, pg. 4	Licensee
CA_0000608_2	TANA CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number 000 1641-1

Following restrictions will apply to usage of the POI Licensed Products for Enterprise Data Usage:

“Enterprise Data Usage” means internal usage within corporations for analysis purposes. The Licensed Products will not be incorporated into a Derivative Offering and will not be redistributed in any way. Only employees of the enterprise will have access to the data.

(i)	POI Licensed Products to be used only in conjunction with the Licensed Tele Atlas Products

(ii)	Search business name or single category (no [*****] searches are permitted)

(iii)	No ZIP code display in summary view, ZIP codes may be displayed [*****] at time

(iv)	No more than [*****] records per page

(v)	End Users with over [*****] views per month are to be authorized by Infogroup

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA	TeleNav License Agreement, Amendment #1, 2/2010, pg. 5	Licensee
CA_0000608_2	TANA CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number 000 1641-1

Annex IV

Additional Licensed Tele Atlas Product Provisions and Details

F. Additional provisions for Tele Atlas® Points of Interest (the “POIs”). With respect to the POI Licensed Products:

Licensee specifically agrees that it shall not:

(a) except as otherwise specifically set forth herein, license or otherwise provide the POI Licensed Products to any third party for the purposes of resale, sublicensing, redistribution or for the purpose of compiling, enhancing, verifying, supplementing, adding to or deleting from any mailing list, geographic or trade directories, business directories, classified directories, classified advertising which is sold, rented, published, furnished or in any manner provided to a third party;

(b) make the POI Licensed Products available in an on-line environment unless properly secured and/or encrypted to prevent unauthorized access to the POI Licensed Products; and

(c) use the POI Licensed Products, either in whole or in part, as a factor in (i) establishing an individual’s eligibility for credit or insurance; (ii) connection with underwriting individual insurance; (iii) evaluating an individual for employment or promotions, reassignment or retention as an employee; (iv) in connection with a determination of an individual’s eligibility for a license or other benefit granted by a governmental authority; or (v) for soliciting survivors of deceased persons.

(d) create mailing or telemarketing lists unless authorized in this Agreement.

(e) Licensee will house the POI Licensed Products on the Internet behind firewalls and will implement a system of controls that will (i) protect the integrity of the POI Licensed Products; (ii) control access to the POI Licensed Products and (iii) prevent unauthorized usage or copying of the POI Licensed Products.

(f) Licensee shall display the POI Licensed Product copyright notice at all times in conjunction with the Tele Atlas copyright notice. As of the Effective Date of this Agreement, the copyright notice for the POI Licensed Product is:

Following restrictions will apply to usage of the POI Licensed Products for Internet Applications:

“Internet” means a free to consumer delivery of transactions, and shall be comprised of (a) electronic map images including, but not limited to, jpeg, gif, tif, pdf, bit-mapped or raster images; (b) any Geocoded addresses displayed as icons on the Map Display; and (c) Route information between addresses provided to End Users as text Directions and/or highlighted on the Map Display combined with third party business listings marketed by Licensee on the Internet. The Internet cannot be used with a Sensor, as a Navigation System, as a commercial application, or as an In-Vehicle Component.

(i)	Search by business name or single category in a geography (city, state or zip)

(ii)	No [*****] search permitted

(iii)	No [*****] category search permitted

(iv)	No more than [*****] results per page

(v)	No more than [*****] pages per search

(vi)	Infogroup logo (no text attribution) to be displayed on all pages, except as detailed in Article 10.2

(vii)	ZIP codes may be displayed only [*****] at a time

(viii)	Following information may be displayed to End Users on public website

(a)	Business Name

(b)	Address

(c)	Phone number

(d)	Contact Name (in case of professionals)

(e)	Except as reasonable necessary, cuisine information (no category information to be displayed)

(ix)	End Users with more than [*****] views per month are to be authorized by Infogroup.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA	TeleNav License Agreement, Amendment #1, 2/2010, pg. 6	Licensee
CA_0000608_2	TANA CONFIDENTIAL

CONFIDENTIAL TREATMENT

Agreement Number 000 1641-1

Following restrictions will apply to usage of the POI Licensed Products for Enterprise Data Usage:

“Enterprise Data Usage” means internal usage within corporations for analysis purposes. The Licensed Products will not be incorporated into a Derivative Offering and will not be redistributed in any way. Only employees of the enterprise will have access to the data.

(i)	POI Licensed Products to be used only in conjunction with the Licensed Tele Atlas Products

(ii)	Search business name or single category (no [*****] searches are permitted)

(iii)	No ZIP code display in summary view, ZIP codes may be displayed [*****] at time

(iv)	No more than [*****] records per page

(v)	End Users with over [*****] views per month are to be authorized by Infogroup

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA	TeleNav License Agreement, Amendment #1, 2/2010, pg. 7	Licensee
CA_0000608_2	TANA CONFIDENTIAL